Exhibit 99.1

Tidewater Reports First Quarter Results For Fiscal 2018

NEW ORLEANS, LA. August 8, 2017 — Tidewater Inc. (NYSE:TDW) announced today a first quarter net loss for the period ended June 30, 2017, of $524.4 million, or $11.13 per common share, on revenues of $115.1 million. For the same quarter last year, net loss was $89.1 million, or $1.89 per common share, on revenues of $167.9 million. The immediately preceding quarter ended March 31, 2017, had a net loss of $94.9 million, or $2.01 per common share, on revenues of $160.7 million.

Included in the net loss for the quarter ended June 30, 2017 were the following:

•	$313.2 million ($313.2 million after-tax, or $6.65 per share) of reorganization items related to the Company’s Chapter 11 proceedings.
•	$163.4 million ($163.4 million after-tax, or $3.47 per share) in non-cash asset impairment charges that resulted from impairment reviews undertaken during the June 2017 quarter.
•

$11.9 million ($11.9 million after-tax, or $0.25 per share) of debt renegotiation expenses were incurred in the quarter, which includes $6.7 million classified as general and administrative expenses and $5.2 million classified as reorganization items.

•	$1.2 million ($1.2 million after-tax, or $0.02 per share) of foreign exchange losses resulting primarily from the strengthening of the Norwegian kroner on liabilities relative to the U.S. dollar.

Included in the net loss for the prior fiscal year’s quarter ended June 30, 2016 were the following:

•	$36.9 million ($36.1 million after-tax, or $0.77 per share) in non-cash asset impairment charges that resulted from impairment reviews undertaken during the June 2016 quarter.
•	$2.7 million ($2.6 million after-tax, or $0.06 per share) of foreign exchange losses, most notably the devaluation of Nigerian nairas relative to the U.S. dollar.
•

$1.1 million ($1.1 million after-tax, or $0.02 per share) of foreign exchange losses which is included in Equity in net losses of unconsolidated companies and related to our Angola joint venture, Sonatide.

Included in the net loss for the preceding quarter ended March 31, 2017 were the following:

•	$64.9 million ($64.9 million after-tax, or $1.38 per share) in non-cash asset impairment charges that resulted from impairment reviews undertaken during the March 2017 quarter.
•	$16.8 million ($16.8 million after-tax, or $0.36 per share) of general and administrative expenses related to debt renegotiations.
•	$39.1 million ($31.3 million after-tax and after consideration of noncontrolling interests, or $0.67 per share) of revenue related to the early termination of a long-term vessel charter contract.

Income tax expense largely reflects tax liabilities in certain jurisdictions that levy taxes on bases other than pre-tax profitability (so called “deemed profit” regimes.)

Reorganization and Chapter 11 Proceedings

As previously disclosed, on May 17, 2017, Tidewater and certain of its subsidiaries filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware, seeking approval of a prepackaged plan of restructuring.

On July 31, 2017, the company and its affiliated chapter 11 debtors emerged from bankruptcy after successfully completing its reorganization pursuant to the Second Amended Joint Prepackaged Chapter 11 Plan of Reorganization of Tidewater and its Affiliated Debtors, that was confirmed on July 17, 2017 by the United States Bankruptcy Court for the District of Delaware.

Additional details about the restructuring are available on the company’s website, www.tdw.com, and at http://dm.epiq11.com/tidewater, or via the company’s restructuring information line 844-843-0204 (toll free) or 504-597-5543 (international calls). Additional details about the restructuring will also be available in the company’s Form 10-Q, which is expected to be filed with the SEC shortly after the issuance of this press release.

The company will not be hosting an earnings conference call to discuss first quarter fiscal 2018 financial results.  However, we expect to resume holding quarterly earnings conference calls to report our second quarter fiscal 2018 financial results.

Tidewater is the leading provider of Offshore Service Vessels (OSVs) to the global energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc.,

Quinn Fanning, Executive Vice President and Chief Financial Officer

713-470-5300

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

(Debtor-in-Possession)

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended
	June 30,
	2017	2016
Revenues:
Vessel revenues	$112,257	162,430
Other operating revenues	2,849	5,495
	115,106	167,925
Costs and expenses:
Vessel operating costs	83,773	108,874
Costs of other operating revenues	1,585	3,903
General and administrative	33,059	37,047
Vessel operating leases	5,542	8,441
Depreciation and amortization	36,287	44,552
Gain on asset dispositions, net	(3,189)	(5,643)
Asset impairments	163,423	36,886
	320,480	234,060
Operating loss	(205,374)	(66,135)
Other income (expenses):
Foreign exchange loss	(1,157)	(2,733)
Equity in net earnings (losses) of unconsolidated companies	4,517	(1)
Interest income and other, net	1,680	1,176
Reorganization items	(313,176)	—
Interest and other debt costs, net	(10,605)	(16,954)
	(318,741)	(18,512)
Loss before income taxes	(524,115)	(84,647)
Income tax expense	295	3,996
Net loss	$(524,410)	(88,643)
Less: Net income attributable to noncontrolling interests	24	454
Net loss attributable to Tidewater Inc.	$(524,434)	(89,097)
Basic loss per common share	$(11.13)	(1.89)
Diluted loss per common share	$(11.13)	(1.89)
Weighted average common shares outstanding	47,121,304	47,067,715
Dilutive effect of stock options and restricted stock	—	—
Adjusted weighted average common shares	47,121,304	47,067,715

TIDEWATER INC.

(Debtor-in-Possession)

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and par value data)

	June 30,	March 31,
ASSETS	2017	2017
Current assets:
Cash and cash equivalents	$683,778	706,404
Trade and other receivables, net	116,612	123,262
Due from affiliate	252,810	262,652
Marine operating supplies	31,097	30,560
Other current assets	34,619	18,409
Total current assets	1,118,916	1,141,287
Investments in, at equity, and advances to unconsolidated companies	49,216	45,115
Net properties and equipment	2,659,314	2,864,762
Other assets	92,134	139,535
Total assets	$3,919,580	4,190,699

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$35,087	31,599
Accrued expenses	63,155	78,121
Due to affiliate	121,037	132,857
Accrued property and liability losses	2,758	3,583
Current portion of long-term debt	10,106	2,034,124
Other current liabilities	28,029	48,429
Total current liabilities	260,172	2,328,713
Long-term debt	80,863	—
Deferred income taxes	—	46,013
Accrued property and liability losses	2,776	10,209
Other liabilities and deferred credits	60,382	154,705
Liabilities subject to compromise	2,389,557	—

Commitments and Contingencies

Equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 47,121,304 shares at June 30, 2017 and 47,121,304 shares at March 31, 2017	4,712	4,712
Additional paid-in capital	165,516	165,221
Retained earnings	950,895	1,475,329
Accumulated other comprehensive loss	(10,258)	(10,344)
Total stockholders’ equity	1,110,865	1,634,918
Noncontrolling interests	14,965	16,141
Total equity	1,125,830	1,651,059
Total liabilities and equity	$3,919,580	4,190,699

TIDEWATER INC.

(Debtor-in-Possession)

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(Unaudited)

(In thousands)

	Three Months Ended
	June 30,
	2017	2016
Net loss	$(524,410)	(88,643)
Other comprehensive income:
Unrealized gains on available for sale securities, net of tax of $0 and $0	86	161
Amortization of loss on derivative contract, net of tax of $0 and $0	—	71
Total comprehensive loss	$(524,324)	(88,411)

TIDEWATER INC.

(Debtor-in-Possession)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Three Months Ended
	June 30,
	2017	2016
Operating activities:
Net loss	$(524,410)	(88,643)
Adjustments to reconcile net loss to net cash provided by operating activities:
Reorganization items	308,011	—
Depreciation and amortization	36,287	44,552
Provision for deferred income taxes	(5,543)	—
Gain on asset dispositions, net	(3,189)	(5,643)
Asset impairments	163,423	36,886
Equity in earnings (losses) of unconsolidated companies, less dividends	(4,101)	108
Compensation expense - stock-based	326	1,536
Changes in assets and liabilities, net:
Trade and other receivables	6,650	26,414
Changes in due to/from affiliate, net	(1,978)	5,947
Marine operating supplies	(514)	1,288
Other current assets	(16,210)	(4,147)
Accounts payable	3,488	4,613
Accrued expenses	8,603	(19,993)
Accrued property and liability losses	(825)	289
Other current liabilities	2,644	(6,814)
Other liabilities and deferred credits	1,251	(3,212)
Other, net	2,724	(4,084)
Net cash used in operating activities	(23,363)	(10,903)
Cash flows from investing activities:
Proceeds from sales of assets	608	1,234
Additions to properties and equipment	(1,627)	(7,578)
Payments related to novated vessel construction contract	5,272	—
Refunds from cancelled vessel construction contracts	—	11,515
Net cash provided by investing activities	4,253	5,171
Cash flows from financing activities:
Principal payment on long-term debt	(2,316)	(2,324)
Other	(1,200)	(1,722)
Net cash used in financing activities	(3,516)	(4,046)
Net change in cash and cash equivalents	(22,626)	(9,778)
Cash and cash equivalents at beginning of period	706,404	678,438
Cash and cash equivalents at end of period	$683,778	668,660
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest, net of amounts capitalized	$433	26,733
Income taxes	$3,611	11,006
Supplemental disclosure of non-cash investing activities:
Additions to properties and equipment	$—	2,537

TIDEWATER INC.

(Debtor-in-Possession)

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(Unaudited)

(In thousands)

				Accumulated
		Additional		other	Non
	Common	paid-in	Retained	comprehensive	controlling
	stock	capital	earnings	loss	interest	Total
Balance at March 31, 2017	$4,712	165,221	1,475,329	(10,344)	16,141	1,651,059
Total comprehensive loss	—	—	(524,434)	86	24	(524,324)
Stock option expense	—	293	—	—	—	293
Amortization of restricted stock units	—	2	—	—	—	2
Cash paid to noncontrolling interests	—	—	—	—	(1,200)	(1,200)
Balance at June 30, 2017	$4,712	165,516	950,895	(10,258)	14,965	1,125,830

Balance at March 31, 2016	$4,707	166,604	2,135,075	(6,866)	6,034	2,305,554
Total comprehensive loss	—	—	(89,097)	232	454	(88,411)
Stock option activity	—	277	—	—	—	277
Cancellation of restricted stock awards	—	—	192	—	—	192
Amortization/cancellation of restricted stock units	—	1,383	—	—	—	1,383
Balance at June 30, 2016	$4,707	168,264	2,046,170	(6,634)	6,488	2,218,995

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues for the quarters ended June 30, 2017 and 2016 and for the quarter ended March 31, 2017, were as follows:

	Quarter Ended June 30,				Quarter Ended March 31,
(In thousands)	2017	%	2016	%	2017	%
Vessel revenues:
Americas (A)	$31,887	28%	60,608	37%	80,533	51%
Asia/Pacific	4,627	4%	7,921	5%	5,951	4%
Middle East	23,139	21%	24,202	15%	20,727	13%
Africa/Europe	52,604	47%	69,699	43%	49,694	32%
Total vessel revenues	$112,257	100%	162,430	100%	156,905	100%
Vessel operating costs:
Crew costs	$42,210	38%	55,888	34%	41,829	27%
Repair and maintenance	13,844	12%	16,529	10%	17,074	11%
Insurance and loss reserves	3,124	3%	6,996	4%	(1,767)	(1%)
Fuel, lube and supplies	9,428	8%	10,772	7%	9,279	6%
Other	15,167	14%	18,689	12%	14,430	9%
Total vessel operating costs	83,773	75%	108,874	67%	80,845	52%
Vessel operating margin (B)	$28,484	25%	53,556	33%	76,060	48%

Note (A):  Included in Americas vessel revenue for the quarter ended March 31, 2017 is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.

Note (B):  The following table reconciles vessel operating margin as presented above to vessel operating profit (loss) for the quarters ended June 30, 2017 and 2016 and for the quarter ended March 31, 2017:

	Quarter Ended June 30,		Quarter Ended March 31,
(In thousands)	2017	2016	2017
Vessel operating margin (C)	$28,484	53,556	76,060
General and administrative expenses - vessel operations	(18,002)	(25,916)	(19,445)
Vessel operating leases	(5,542)	(8,441)	(8,443)
Depreciation and amortization - vessel operations	(34,892)	(42,441)	(36,173)
Vessel operating profit (loss)	$(29,952)	(23,242)	11,999

Note (C):  Included in vessel operating margin for the quarter ended March 31, 2017 is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.

The company’s other operating profit (loss) for the quarters ended June 30, 2017 and 2016 and for the quarter ended March 31, 2017, consists of the following:

	Quarter Ended June 30,		Quarter Ended March 31,
(In thousands)	2017	2016	2017
Other operating revenues	$2,849	5,495	3,844
Costs of other marine revenues	(1,585)	(3,903)	(2,689)
General and administrative expenses - other operating activities	(355)	(638)	(525)
Depreciation and amortization - other operating activities	(854)	(1,381)	(855)
Other operating profit (loss)	$55	(427)	(225)

The company’s operating loss and other components of loss before income taxes and the related percentage of total revenues for the quarters ended June 30, 2017 and 2016 and for the quarter ended March 31, 2017, were as follows:

	Quarter Ended				Quarter Ended
	June 30,				March 31,
(In thousands)	2017	%	2016	%	2017	%
Vessel operating profit (loss):
Americas (D)	$(15,699)	(14%)	(4,326)	(3%)	30,618	19%
Asia/Pacific	(4,782)	(4%)	(5,574)	(3%)	(3,358)	(2%)
Middle East	3,466	3%	(33)	(<1%)	(2,806)	(2%)
Africa/Europe	(12,937)	(11%)	(13,309)	(8%)	(12,455)	(8%)
	(29,952)	(26%)	(23,242)	(14%)	11,999	7%
Other operating profit (loss)	55	<1%	(427)	(<1%)	(225)	(<1%)
	(29,897)	(26%)	(23,669)	(14%)	11,774	7%

Corporate general and administrative expenses (E)	(14,702)	(13%)	(10,493)	(6%)	(21,757)	(14%)
Corporate depreciation	(541)	(<1%)	(730)	(1%)	(564)	(<1%)
Corporate expenses	(15,243)	(13%)	(11,223)	(7%)	(22,321)	(14%)

Gain on asset dispositions, net	3,189	3%	5,643	3%	6,064	3%
Asset impairments	(163,423)	(142%)	(36,886)	(21%)	(64,857)	(40%)
Operating loss	$(205,374)	(178%)	(66,135)	(39%)	(69,340)	(43%)
Foreign exchange gain (loss)	(1,157)	(1%)	(2,733)	(2%)	664	<1%
Equity in net earnings (losses) of unconsolidated companies	4,517	4%	(1)	(<1%)	2,841	2%
Interest income and other, net	1,680	1%	1,176	1%	1,588	1%
Reorganization items (F)	(313,176)	(272%)	—	—	—	—
Interest and other debt costs, net	(10,605)	(9%)	(16,954)	(10%)	(21,008)	(13%)
Loss before income taxes	$(524,115)	(455%)	(84,647)	(50%)	(85,255)	(53%)

Note (D):  Americas segment vessel operating profit for the quarter ended March 31, 2017 includes $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.

Note (E):  Corporate general and administrative expenses for the quarters ended June 30, 2017 and 2016 and for the quarter ended March 31, 2017 include $6.7 million, $3.9 million and $16.8 million, respectively, of costs associated with debt renegotiations. Costs associated with debt renegotiations were classified as general and administrative expenses through our chapter 11 Petition Date of May 17, 2017. Subsequent to the Petition Date, $5.2 million of costs associated with debt renegotiations were classified as reorganization items.

Note (F):  Reorganization items of $313.2 million which are comprised of (i) the lessors’ claims reserve of $323.6 million plus leasehold improvements to vessels underlying sale leaseback transactions of $1.7 million, partially offset by the recognition of remaining deferred gains of $105.9 million and accrued liabilities associated with the recognition of lease expense on a straight-line basis of $11.3 million, (ii) $94.8 million of make-whole claims on the Senior Notes and $5.1 of debt issue costs and (iii) professional fees associated with the restructuring incurred subsequent to the Petition Date of $5.2 million.

The company’s revenues, days-based vessel utilization percentages and average day rates by vessel class and in total for the quarters ended June 30, 2017 and 2016 and for the quarter ended March 31, 2017, were as follows:

			Quarter
	Quarter Ended		Ended
	June 30,		March 31,
	2017	2016	2017
REVENUE BY VESSEL CLASS (In thousands):
Americas fleet:
Deepwater (G)	$17,313	40,387	62,831
Towing-supply	11,274	16,879	14,738
Other	3,300	3,342	2,964
Total	$31,887	60,608	80,533
Asia/Pacific fleet:
Deepwater	$1,154	2,590	1,138
Towing-supply	3,473	5,331	4,813
Other	—	—	—
Total	$4,627	7,921	5,951
Middle East fleet:
Deepwater	$9,547	6,038	8,295
Towing-supply	13,592	18,164	12,432
Other	—	—	—
Total	$23,139	24,202	20,727
Africa/Europe fleet:
Deepwater	$22,158	33,289	23,032
Towing-supply	27,019	27,917	22,794
Other	3,427	8,493	3,868
Total	$52,604	69,699	49,694
Worldwide fleet:
Deepwater	$50,172	82,304	95,296
Towing-supply	55,358	68,291	54,777
Other	6,727	11,835	6,832
Total	$112,257	162,430	156,905

Note (G): Included in Americas fleet deepwater revenue for the quarter ended March 31, 2017 is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.

			Quarter
	Quarter Ended		Ended
	June 30,		March 31,
	2017	2016	2017
UTILIZATION:
Americas fleet:
Deepwater	23.4%	41.8	29.7
Towing-supply	36.4	41.6	41.8
Other	50.0	48.0	45.7
Total	30.3%	42.5	35.2
Asia/Pacific fleet:
Deepwater	10.4%	10.2	9.1
Towing-supply	27.1	53.3	34.4
Other	—	—	—
Total	21.3%	33.5	24.7
Middle East fleet:
Deepwater	89.0%	58.8	79.7
Towing-supply	86.8	67.7	71.4
Other	—	—	—
Total	87.5%	65.9	74.2
Africa/Europe fleet:
Deepwater	51.7%	54.7	53.6
Towing-supply	51.7	46.4	42.1
Other	31.3	52.1	31.0
Total	45.6%	51.0	42.5
Worldwide fleet:
Deepwater	41.1%	44.4	42.6
Towing-supply	50.9	51.6	46.9
Other	33.9	50.2	32.8
Total	44.0%	48.6	42.6

			Quarter
	Quarter Ended		Ended
	June 30,		March 31,
	2017	2016	2017
AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater (H)	$19,869	25,480	57,311
Towing-supply	15,959	16,917	17,816
Other	9,071	8,507	9,015
Total	$16,423	20,368	35,756
Asia/Pacific fleet:
Deepwater	$12,686	22,039	12,641
Towing-supply	6,489	6,595	7,640
Other	—	—	—
Total	$7,389	8,555	8,265
Middle East fleet:
Deepwater	$9,564	15,468	9,643
Towing-supply	7,826	10,167	8,214
Other	—	—	—
Total	$8,460	11,117	8,732
Africa/Europe fleet:
Deepwater	$11,482	15,840	11,763
Towing-supply	13,040	15,085	13,940
Other	3,265	4,713	3,652
Total	$10,413	12,112	10,682
Worldwide fleet:
Deepwater	$12,897	19,622	23,797
Towing-supply	10,961	12,546	11,893
Other	4,759	5,392	4,922
Total	$10,842	13,727	15,693

Note (H):  Included in Americas fleet deepwater average day rates for the quarter ended March 31, 2017 is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract. Excluding the early cancellation revenue, total Americas fleet deepwater average day rates would have been $21,602 for the quarter ended March 31, 2017.

The company’s average number of vessels by class and geographic distribution for the quarters ended June 30, 2017 and 2016 and for the quarter ended March 31, 2017:

			Quarter
	Quarter Ended		Ended
	June 30,		March 31,
	2017	2016	2017
Americas fleet:
Deepwater	41	42	41
Towing-supply	21	26	22
Other	8	9	8
Total	70	77	71
Less stacked vessels	35	30	34
Active vessels	35	47	37
Asia/Pacific fleet:
Deepwater	10	13	11
Towing-supply	22	17	20
Other	1	1	1
Total	33	31	32
Less stacked vessels	24	17	24
Active vessels	9	14	8
Middle East fleet:
Deepwater	12	7	12
Towing-supply	22	29	24
Other	—	—	—
Total	34	36	36
Less stacked vessels	1	6	—
Active vessels	33	30	36
Africa/Europe fleet:
Deepwater	41	42	41
Towing-supply	44	44	43
Other	37	38	38
Total	122	124	122
Less stacked vessel	49	34	54
Active vessels	73	90	68
Active owned or chartered vessels	150	181	149
Stacked vessels	109	87	112
Total owned or chartered vessels	259	268	261
Joint-venture and other	8	9	8
Total	267	277	269

Note (I):  Included in total owned or chartered vessels at June 30, 2017 and 2016 and at March 31, 2017, were 115, 89 and 111 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of our utilization statistics.

The table below summarizes the various commitments to acquire and construct new vessels, by vessel type, as of June 30, 2017:

(In thousands, except vessel count)	Number of Vessels	Total Cost	Invested Through 6/30/17	Remaining Balance 6/30/17
Vessels under construction (J):
Deepwater PSV	1	$53,639	47,452	6,187
Total vessel commitments	1	$53,639	47,452	6,187

Note (J):  Two remaining option vessels, a vessel rejected at the time of delivery and a fast supply boat are not included in the table above. The company has $6.2 million in unfunded capital commitments associated with one vessel under construction at June 30, 2017.